UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2010
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. is filing this Current Report on Form 8-K to furnish certain financial statements of Free & Clear, Inc. (“Free & Clear”), which Inverness acquired on September 28, 2009, pursuant to Rule 3-10(g) under Regulation S-X.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 incorporated by reference herein provides the following financial statements of Free & Clear, Inc.:
•	Report of Independent Public Accounting Firm dated February 5, 2010;

•	Balance Sheets as of September 28, 2009 (unaudited) and December 31, 2008;

•	Statements of Income for the period ended September 28, 2009 (unaudited), the nine months ended September 30, 2008 (unaudited) and the year ended December 31, 2008;

•	Statements of Changes in Stockholders’ Deficit for the period ended September 28, 2009 (unaudited) and the year ended December 31, 2008;

•	Statements of Cash Flows for the period ended September 28, 2009 (unaudited), the nine months ended September 30, 2008 (unaudited) and the year ended December 31, 2008; and

•	Notes to Financial Statements.
(d) Exhibits.

Exhibit No.	Description
99.1*	Financial Statements of Free & Clear, Inc.

*	furnished herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Dated: February 10, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Financial Statements of Free & Clear, Inc.

*	furnished herewith